Exhibit 99.1

 1 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  Investor Presentation  March 2022

 Disclaimers  2 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  Forward-Looking Statements  This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “expect,” “believe,” “will,” “explore,” “forecast,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Billtrust’s financial outlook/guidance and estimates and forecasts of Billtrust’s financial and performance metrics, the potential benefits, value and the commercial attractiveness to its customers of Billtrust’s products and services, Billtrust’s opportunity and ability to grow and scale its business, Billtrust’s technology platform, and Billtrust’s ability to execute its social responsibility and sustainability initiatives. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s services; market, financial, political and legal conditions; the impact of the  COVID-19 pandemic on Billtrust’s business and the global economy; risks relating to the uncertainty of the projected financial and operating information with respect to Billtrust; risks related to future market adoption of Billtrust’s offerings; risks related to Billtrust’s marketing and growth strategies; risks related to expanding Billtrust’s operations outside the United States; risks related to Billtrust’s ability to acquire or invest in businesses, products, or technologies that may complement or expand its products or platforms, enhance its technical capabilities, or otherwise offer growth opportunities; the effects of competition on Billtrust’s future business; and the risks discussed in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed March 9, 2021, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, these forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this presentation. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.  Non-GAAP Financial Measures  Some of the financial information contained in this presentation has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Such financial information is identified as such within the presentation. Billtrust believes that the use of these non-GAAP financial measures provides an additional tool for management and investors to use in evaluating Billtrust’s actual and projected financial condition and operating results and trends in and in comparing Billtrust’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Billtrust does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Billtrust’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and other amounts are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Billtrust presents non-GAAP financial measures in connection with GAAP results. Billtrust is not providing a reconciliation of its projected non-GAAP adjusted gross profit, non-GAAP adjusted gross margin and non-GAAP adjusted EBITDA for 2021 to the most directly comparable measure prepared in accordance with GAAP because certain items excluded from non-GAAP adjusted gross profit and non-GAAP adjusted EBITDA, such as charges related to stock- based compensation expenses, the change in fair value of contingent consideration related to an acquisition and related tax effects, including non- recurring income tax adjustments, cannot be reasonably calculated or predicted at this time. You should review Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed March 9, 2021, under the heading “Risk Factors,” and other documents of Billtrust filed, or to be filed, with the SEC.

Billtrust is a leading provider of cloud-based software and integrated payment processing solutions that simplify and automate B2B commerce

Our end-to-end platform automates the process of sending out bills, receiving payments, and reconciling invoices and payments to facilitate faster revenue recognition.



Reduce overdue receivables, bad debt, and write-offs
Accept and manage payments in nearly any format
Automated credit application, decisioning, and management
Simplified invoice delivery and presentment
eCommerce marketplace with configurable web stores
Collections
Cash App
Credit
Invoicing
Order
Remittance
Payment method
Buyers
Suppliers
Payments & BPN

3 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Investment thesis  CONFIDENTIAL AND PROPRIETARY  Large TAM with strong tailwinds in B2B commerce,  electronic billing, and payments  Proprietary cloud-based software and payments platform,  connecting a wide array of buyers and suppliers  120% Software and Payments Net Dollar Retention rate  with loyal customers across diverse industry verticals  Extensive distribution network with tremendous opportunity to scale and monetize payments  Founder-led, visionary management team driving profitable and predictable software and payments growth  Targeting 6:1 LTV:CAC across US and Europe  via investments in platform, sales, and acquisitions  4 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  4 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

Our history

2001–2011
The "Early Days"

Built one of the first SaaS Accounts Receivable offerings

Raised ~$4M outside capital

2012–2017
Scaling Up

Expanded software platform organically and via M&A

Raised ~$100M outside capital

Completed 6 acquisitions

2017–2020
Creating the Network

Launched the Business Payments Network (BPN)

Added PayFac capability

Completed 2 acquisitions

2021–present
Going Public, Going Global

Went public and raised ~$300M

Retired debt, returned capital to pre-public shareholders

Fortress balance sheet supports accelerating growth

Completed 2 acquisitions, established international presence

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Company Highlights

120%
Software & Payments Segment Net Dollar Retention (2021)

$1 trillion+
Invoice dollars processed[1]

>6:1
LTV:CAC target

~700
Global employees

54.9
NPS score

170+
AP portal connections

2,400+
Customers[2]

119%
2021 BPN volume increase (YoY)

Note: Data as of 12/31/2021 unless otherwise specified; All financial metrics presented here, including net revenue, and adjusted gross margin, are presented on a non-GAAP basis. See the Appendix to this presentation for a reconciliation to the GAAP equivalent measure.
[1] This calculation aggregates data elements across our modules that may not be unique.
[2] Includes customers using or in the process of being onboarded to our platform.

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 7 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  Financial Performance Highlights  Software & Payments Revenue1  ($ millions)  24% CAGR since 2017  $43.7  $53.6  $81.2  $68.9  $103.9  2017  2018  2019  2020  2021  Total Payment Volume (TPV)  ($ billions)  35% CAGR since 2017  $31  $55  $44  $78  $23  2017  2018  2019  2020  2021  28%  YoY Software & payments revenue growth (2021)1  73%  Adjusted gross margin (2021)1  YoY Total Payment Volume growth (2021)  42% 75%  YoY Direct Card Revenue Growth (2021)1  64%  67%  2017  2018  2019  2020  2021  Adjusted Gross Margin1  900 bps expansion since 2017  73%  70%  67%  Note: Data as of 12/31/2021 unless otherwise specified.  1 Software & Payments Revenue, Adjusted Gross Margin and Direct Card Revenue are non-GAAP financial measures. An explanation of these measures and how they are calculated and a reconciliation to the comparable GAAP measure is included in the Appendix.  2 Refer to Appendix for a definition of Total Payment Volume ("TPV").

 The Accounts Receivable Process  Largely outdated, inefficient, manual and paper-based  Receive request for line of credit  Process application and provide credit  Order enablement  Receive an order  Present invoice  Collect overdue payments  Apply funds and update ERP  Accept payment  Collecting and applying payments clears credit line to accept new orders  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 The status quo  Massive manual lift and myriad legacy solutions to send invoices and process payments  Buyers  Teams, ERPs and Banks  ERP  Supplier’s Team  Bank  Manual Processes  Invoices  Digital Email, Online AP Portal, Fax  Print  Payments  Card, ACH Paper check Email/Phone ePayables  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 The solution  Powerful, proprietary technology platform combining cloud-based software and integrated payments  Buyers  Teams, ERPs and Banks  Bank  Automated Processes  Invoices  Payments  eCommerce  Invoicing  Payments  Collections Cash Application  BPN  Suppliers  ERP  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Case studies: solving pain points  Global leader in performance sports products  Global storage and information management solutions provider  Outdated ACH  Issue-prone online payment portal  Time consuming process  Low customer satisfaction  PROBLEM  Internal teams burdened by 760,000 mail invoices a month  Time-consuming process  Manual process  PROBLEM  RESULTS  RESULTS  20-hour  Reduction in daily cash application  99.5%  Match rate achieved for ACH  20%+  Annual growth in electronic payments  71%  ePresentment achieved  33K  Customers on eInvoicing in 1 year  800K+  Invoices emailed per month  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Supplier  Buyers and suppliers need a better way to connect  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  It’s very difficult for buyers and their AP partners to find and pay suppliers electronically, and it’s similarly hard for suppliers to accept and handle those electronic payments  “What are these payments truly costing us?”  “Why are these customers paying  late?”  “How will we process their remittances?”  “Should we participate  in these programs?”

 Business Payments Network is the solution  BPN enables the exchange of Invoices, Payments and Remittances  BPN  Payments  Remittances  Invoices  Buyer  Supplier  Connected platform for suppliers, buyers, and financial institutions  Online directory with full view of participating suppliers and payment acceptance preferences  Complex financial / payment data and streamlined reconciliation  Consistent remittance information delivered directly to Supplier’s system of record  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 The BPN ecosystem  BPN connects major participants and drives high volumes of digital transactions  BPN  Buyers  Suppliers  Banks  Fintechs  AR Providers  Gateways & Acquirers  Treasury Banks  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 How BPN works  Payment Instruction  Add and lookup suppliers Send and receive invoices Send payment and remittance  Process ACH and card payments Confirmation of payment Resolve pay exceptions  Billtrust fee model: bps/transaction  Key buyer-side strategic focus:  volume acceleration  Billtrust fee model: subscription and/or bps/transaction  Key supplier-side strategic focus:  supplier growth  BPN  Buyers  Suppliers  Issuing Platform  Sponsor Platform  Settlement  & Reconciliation  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Capturing electronic payments is not always easy  Electronic payments eliminate check-related delays and expenses, but it’s still difficult to ensure payments are sent to the right place  Unapplied cash is a growing challenge for CFOs, who want to use technology to accelerate cash flow and eliminate manual processes  Check, ACH, and electronic remittances all present challenges  Costs are increasing  a hypothetical $2,500 check has $4+ in associated incremental costs (financing, bank lockbox fees), plus a 4-day delay  ACH payments require multiple decisions from both parties  Buyer challenges include how and where (i.e., which bank account) to send payment details  Suppliers must solve for large payment volumes in multiple formats, while ensuring proper cash application  Most electronic remittances are sent by email – applying cash is not always straightforward  Suppliers are forced to use password-protected buyer portals to retrieve payment and remittance information – creating a fragmented, manual process  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 BPN digital lockbox solves the problem  Initiates payment  Using their bank or AP platform  Your ERP(s)  Provides remittance  Sent by email or web portal  Remittance  (Option 1)  Remittance  (Option 2)  Cash App  Digital Lockbox  Remittance is captured by email, file attachment, or customer portal  Our first-of-its-kind solution automates capturing and processing of remittance data from emails, phone, AP portals and self-serve portals  Buyer BPN Supplier  How we get paid  Subscription fees for invoicing and/or processing ACH, plus Level 2/3 savings on card transactions  Basis points on volume for PayFac (or gateway fee for non-PayFac volumes)  Benefits  Improved customer satisfaction  Reduced manual tasks  Increased process flexibility  Better overall financial processes  More effective problem solving  10 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

Tremendous opportunity to monetize payments



$120+ trillion[1]
$1 trillion[2]
$78 billion[3]
Total payment volume (Industry-wide)
Invoice dollars processed
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Total Payment Volume[4]
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- $120T of B2B payments[1] between companies annually
- $1T+ invoice dollars processed[2] and currently monetizing only $78bn of payments
- Overall payment volume is growing 42% year over year on Billtrust's platform[3]

[1] Visa Investor Day presentation, February 2020
[2] This calculation aggregates data elements across our modules that may not be unique; Data as of 12/31/21.
[3] Data as at 12/31/2021
[4] Refer to Appendix for a definition of Total Payment Volume ("TPV").

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 19 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  Strong card momentum  1 Direct Card Revenue (DCR) is a non-GAAP financial measure. An explanation of this measures and how it is calculated and a reconciliation to the comparable GAAP measure is included in the Appendix. Refer to the Appendix for definitions of Direct Card Revenue per Transaction, Card Total Payment Volume ("Card "TPV"), and Card Yield (bps).  2 We expect DCR per Transaction and Card Yield (bps) will trend up over time as mix shifts from gateway to Payfac.  $3.2  $5.5  $8.9  $15.6  FY 2018  FY 2019  FY 2020  FY 2021  $9.4  $13.0  $17.7  $27.5  FY 2018  FY 2019  FY 2020  FY 2021  +75% YoY  +55% YoY  Direct Card Revenue (DCR)1  ($ Millions)  70% CAGR since 2018  ($ Billions)  Card Total Payment Volume (TPV)1 43% CAGR since 2018  Direct Card Revenue (DCR) per Transaction1  Card Yield (bps)1  $0.42  $0.67  $0.96  $1.45  FY 2018  FY 2019  FY 2020  FY 2021  3.4  4.2  5.0  5.7  FY 2018  FY 2019  We expect yield will rise to the teens over the long-term  FY 2020 FY 2021

Huge market with strong tailwinds in B2B commerce and payments

280+ billion

Global invoices[1]

22%+

Mid-term growth in global B2B e-invoicing market[2]

$120+ trillion

Global commercial payments[3]

50%+ of B2B payments are still made by paper check,[4] but COVID-19 and reduced USPS services have accelerated the shift to digital.

[1] Billentis E-Invoicing / E-Billing Digitisation & Automation report, September 2019; Represents business (B2B/G2B) invoices
[2] 2019-2024 CAGR based on Technavio report, February 2020
[3] Visa Investor Day presentation, February 2020
[4] Mastercard Business Payments 2022 Report, 2018

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 21 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  1 Industry groups and rankings based on company assessment of publicly available third-party rankings of private and public companies.  2 Note: Data as of 12/31/2020 unless otherwise specified. Net Revenue is a non-GAAP financial measure. An explanation of this measure and how it is calculated and a reconciliation to the comparable GAAP measure is included in the Appendix.  TECH  4 of the 5  Largest IT distributors  HEALTHCARE  4 of the 10  Largest medical suppliers  INDUSTRIAL  4 of the 10  Largest equipment dealers  6 of the 10  Largest LTL carriers  CONSTRUCTION  8 of the 10  Largest building material suppliers  CPG  3 of the 10  Largest food distributors  Loyal customers across diverse industry verticals1  Top 10 customers contribute ~17% of total net revenue2

 Multiple avenues for future growth  Direct sales  Win new logos and cross-sell / up-sell in the enterprise market  Business Payments Network  Scale Business Payments Network and cross-sell other solutions  Channel distribution  Further penetrate the mid-market  New geographic markets  Continue global expansion  Strategic M&A  Continue acquiring attractive, accretive businesses (new solutions,  new verticals)  Monetize payments  Increase volume of payments processed  22 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 How we make money  Card Payments  22 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  Model 1: per-item processing fees based on the number of payments, invoices paid, or files sent  Model 2: basis points on the amount of credit card payments processed  PayFac  Gateway  Print  Per item fees to create and mail invoices  Business in decline as users switch to e-invoicing  Postage is a pass-though item  Services  Professional fees generated from implementations and consulting  Software Platform  Tiered subscription pricing models on evergreen contracts  Recurring revenue – typical new contract is multi-year, 30- day cancel  Modules – land and expand  Initial attach rate 2 modules, grows over time

 24 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  FY 2021  FY 2020  % Change  Net Revenue1  $131.6 million  $108.6 million  +21%  Software and Payments Revenue1  $103.9 million  $81.2 million  +28%  Total Payment Volume (“TPV”)2  $77.7 billion  $54.7 billion  +42%  Adjusted Gross Profit1  $96.2 million  $76.3 million  +26%  Adjusted EBITDA1  ($13.7) million  $(2.2) million  n.m.  FY 2021 Financial Highlights  1 Net Revenue, Software & Payments Revenue, Adjusted Gross Profit, and Adjusted EBITDA are non-GAAP financial measures. An explanation of these measures and how they are calculated and a reconciliation to the comparable GAAP measure is included in the Appendix.  2 Refer to Appendix for a definition of Total Payment Volume ("TPV").

Full Year 2022 Outlook

	FY22 Outlook	YoY growth (at midpoint of range)
Total Revenue (including reimbursable costs)	**$195 – $207 million**	+21%
Net Revenue[1]	**$165 – $171 million**	+28%
Software & Payments Revenue[1]	**$133 – $139 million**	+31%
Adjusted Gross Profit[1]	**$121 – $126 million**	+28%
Adjusted Gross Margin[1]	**73.2% – 73.8%**	+40 bps
Adjusted EBITDA[1]	**($14) – ($16) million** (8)%-(10)% margin	+150 bps YoY margin improvement

[1] Net Revenue, Software & Payments Revenue, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted EBITDA are non-GAAP financial measures. An explanation of these measures and how they are calculated and a reconciliation to the comparable GAAP measure is included in the Appendix. Billtrust does not provide a reconciliation of forecasted measures because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

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 26 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  1 Net Revenue, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted EBITDA are non-GAAP financial measures. An explanation of these measures and how they are calculated and a reconciliation to the comparable GAAP measure is included in the Appendix. Billtrust does not provide a reconciliation of forecasted measures because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.  Full Year 2022 Modeling Considerations  Expected quarterly cadence and additional details  Net Revenue1  We expect the following 2022 quarterly net revenue cadence:  Q1: 21-23% of full-year net revenue recognized; Q2: 24-26%; Q3: 25-27%; Q4: 26-28%  We expect Q1 2022 YoY growth will be materially below our expected 2022 full-year growth rate  (given 2021 cadence attributable to a customer loss in Q1, and accelerated full-year revenue into that quarter)  Adjusted Gross Profit1 and Adjusted Gross Margin1  For both items, we expect 1H to be below, and 2H above, the midpoint, with every quarter improving sequentially throughout the year.  Adjusted EBITDA1  We expect every quarter will improve sequentially throughout the year.

Long-Term Operating Model

(Annual growth rates unless otherwise noted)

We define "mid-term" as 3-5 years, and "long-term" as beyond 5 years

	FY19 Actual	FY20 Actual	FY21 Actual	FY22 Outlook *midpoint, includes M&A	Mid-term target *excludes M&A	Long-term target *excludes M&A
Net revenue[1]	21%	13%	21%	28%	20-25%	~20%
Software & Payments revenue[2]	28%	18%	28%	31%	25-30%	20%+
Adjusted Gross Margin[1]	67%	70%	73%	73.5%	75-80%	80%+
Adjusted EBITDA[1] margin	(11)%	(2)%	(10)%	(9)%	8-12%	25%+

[1] Net Revenue, Software & Payments Revenue, Adjusted Gross Margin, and Adjusted EBITDA Margin are non-GAAP financial measures. An explanation of these measures and how they are calculated and a reconciliation to the comparable GAAP measure is included in the Appendix. Billtrust does not provide a reconciliation of forecasted measures because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

[2] Annual growth, adjusted for one-time and unusual items customer losses.

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 28 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  Our Priorities  Invest in sales, marketing and technology to further growth and solidify our competitive positioning  Continue to explore potential acquisitions  Share repurchases and dividends are not presently contemplated  Strong Capital Position  $175 million  pro forma1 cash and equivalents  Zero debt  provides considerable capital structure flexibility  De-SPAC completed  with exchange of all outstanding warrants in December 2021  Capital Allocation  Strong Cash Position Provides Flexibility and Strategic Optionality  Recent Acquisitions  iController Order2Cash  October 2021 • February 2022  Belgium-based • Netherlands-based  Collections specialization • Full product suite  1 Pro forma reflects 12/31/2021 ending cash and equivalents of $233 million, less $58 million cash paid in February 2022 for the Order2Cash acquisition.

Social Responsibility and Sustainability

Billtrust is taking steps to ensure our growth and values remain aligned

ESG Priorities

- Energy & GHG Management
- Data Privacy & Cybersecurity
- Employee Engagement & Wellbeing
- Integrity & Transparency
- Diversity & Inclusion

ESG Activities

- Invested in Social Responsibility and Sustainability department and staff
- Conducted a materiality assessment in November 2021
- Launched Billtrust for Good and new Employee Resource Groups
- Formalized executive sponsorship of ESG initiatives

We will publish voluntary disclosures in 2022

Our first annual Social Responsibility and Sustainability report will align with the Sustainability Accounting Standards Board (SASB) and Global Reporting Initiative (GRI) standards.

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Appendix  29 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Definitions  Net Revenue (non-GAAP) is defined as total revenues, less reimbursable costs revenue.  29 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.  Adjusted Gross Profit (non-GAAP) is defined as total revenues less total cost of revenues, excluding depreciation and amortization, plus stock-based compensation expense included in total cost of revenues.  Adjusted Gross Margin (non-GAAP) is defined as adjusted gross profit divided by total revenues less reimbursable costs revenue, or net revenue (non-GAAP).  Adjusted EBITDA (non-GAAP) is defined as net loss, plus (1) income tax expense (benefit),  (2) the change in fair value of financial instruments andother income (expense), including the change in the fair value of liabilities (for Earnout Shares, warrants, contingent consideration, or other equityinstruments classified as liabilities), (3) interest expense and loss on extinguishment of debt, (4) depreciation and amortization, (5) stock-basedcompensation expense, (6) restructuring and severance costs, (7) acquisition and integration costs, and (8) other capital structure transaction costs,minus (9) interest income.  Adjusted EBITDA Margin (non-GAAP) is defined as adjusted EBITDA (non-GAAP) divided by total revenues less reimbursable costs revenue, or net revenue (non-GAAP).  Direct Card Revenue (“DCR”; non-GAAP) includes variable transactional fee revenue associated with card payments on our electronic payments processing platforms. Direct Card Revenue is a subset of our overall Software & Payments Revenue.  Card Yield (bps) is calculated by dividing (i) Direct Card Revenue for the current period divided by (ii) Card TPV for the current period. Card Total Payment Volume ("Card TPV") is a subset of our Total Payments Volume ("TPV").  Software and Payments (ex-DCR) Revenue (non-GAAP) is calculated by subtracting (i) Direct Card Revenue (non-GAAP) from (ii) Software and Payments segment revenue.  Direct Card Revenue Per Transaction (non-GAAP) is defined as Direct Card Revenue (non-GAAP) divided by the number of customer card payments that Billtrust processes on its platforms during a particular period, all of which are included in Card TPV.  Total Payment Volume (TPV) is defined as the dollar value of customer payment transactions that Billtrust processes on its platform during a particular period.  Business Payments Network (BPN) – Billtrust’s network that facilitates the exchange of trade documents and transactions between Buyers and Suppliers, often through intermediaries referred to as Payables Providers.  Supplier – Business that may deliver invoices and/or accepts payments through BPN.  Buyer – Business that is a customer of a Supplier and receives invoices and/or makes payments through BPN.  Payables Provider – Third party providing accounts payable and/or procurement automation to Buyers which transact with Suppliers through BPN.  Supplier Sponsor- Third party that adds Suppliers to BPN.  Depository Account – A bank or bank technology that Suppliers use to receive funds from BPN.  Enterprise Resource Planning (ERP) – System of record, such as Oracle or SAP, that Buyers and Suppliers use to present and collect data that is exchanged through BPN.

 Reconciliation of non-GAAP net revenue, non-GAAP adjusted gross profit, & non-GAAP adjusted gross margin  29 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Reconciliation of non-GAAP adjusted EBITDA & non-GAAP adjusted EBITDA margin  29 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Reconciliation of Direct Card Revenue Metrics: Quarterly  29 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Reconciliation of Direct Card Revenue Metrics: Annual  29 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Reconciliation of FY 2021 Software and Payments Segment Revenue Growth (Adjusted)  29 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.

 Reconciliation of Full Year 2022 Outlook (Mid-point)  29 | © 2022 BTRS Holdings Inc. dba Billtrust. All rights reserved.